UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549





                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 1, 2004
                                                   ------------

                           Ibis Technology Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)






Massachusetts                       0-23150               04-2987600
-------------                       -------               ----------
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)          Identification No.)



32 Cherry Hill Drive, Danvers, Massachusetts  01923
---------------------------------------------------
(Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:  (978) 777-4247
                                                     --------------

Item 5.  Other Events

Ibis Technology Corporation today announced the company's participation in the CIBC World Markets Communications & Technology Food Chain Conference in New York City. The CIBC Conference will take place in June 7-8 at The Plaza Hotel. Ibis Technology is scheduled to present on Tuesday, June 8 at 9:45 a.m. The Company's press release dated June 1, 2004 announcing the Company's participation in the conference is being furnished as Exhibit 99.1 attached hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     IBIS TECHNOLOGY CORPORATION
                                                     ---------------------------

Date:  June 1, 2004              /s/William J. Schmidt
                              ----------------------------------------
                                 William J. Schmidt, Chief Financial Officer and
                                 Treasurer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number                     Description
------                     -----------

99.1 Ibis Technology to Participate in CIBC World Markets Communications & Technology Conference.